                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)       May 6, 2002
                                                        ------------------------

                              WILLBROS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Republic of Panama                1-11953                       98-0160660
------------------           ---------------------         ---------------------
 (State or other              (Commission File               (I.R.S. Employer
 jurisdiction of                   Number)                  Identification No.)
 incorporation)


                               Plaza 2000 Building
                             50th Street, 8th Floor
                                  Apartado 6307
                          Panama 5, Republic of Panama
                          ----------------------------
          (Address, including zip code, of principal executive offices)


     Registrant's telephone number, including area code    (50-7) 213-0947
                                                        -----------------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         A copy of the Registrant's press release dated May 6, 2002, is attached as an exhibit hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

              99     Press release dated May 6, 2002, issued by the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WILLBROS GROUP, INC.

Date:  May 7, 2002                       By:   /s/ Warren L. Williams
                                            ------------------------------------
                                             Warren L. Williams
                                             Vice President, Chief Financial
                                                Officer and Treasurer

                                  EXHIBIT INDEX

        Exhibit
        Number                     Description
        -------       -----------------------------------------

          99          Press release dated May 6, 2002, issued by the Registrant.